ESC-STATSUP-1 110514

Statutory Prospectus Supplement dated November 5, 2014

The purpose of this mailing is to provide you with changes to the current Statutory Prospectus for Class A, B, C, and Y shares of the Fund listed below:

Invesco European Small Company Fund

Currently, the Fund is closed to all investors. Effective the open of business on November 19, 2014, the Fund will permit certain current investors to make additional purchases in their account(s). The Fund remains closed to new investors.

The following sentence, which appears on the front cover of the prospectus, is deleted in its entirety: “As of the open of business on December 4, 2013, the Fund closed to all investors.” The sentence is replaced with the following:

“As of the open of business on November 19, 2014, the Fund will permit limited public sales of its shares to certain investors.”

The following information is added under the heading “Other Information”:

“Limited Fund Offering

Effective as of the open of business on November 19, 2014, the Fund will permit investors who are invested in the Fund as of November 18, 2014 to make additional purchases in their account(s). Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.

Any retirement plan may make additional purchases of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the retirement plan had invested in the Fund as of November 18, 2014. Any brokerage firm wrap program may make additional purchases of Fund shares and may add new accounts at the program level that may purchase Fund shares if the brokerage firm wrap program had invested in the Fund as of November 18, 2014.

Class B shares closed to all investors on November 30, 2010 and will not re-open. The Fund also remains closed to new investors. The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.”

ESC-STATSUP-1 110514